UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2007

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 2, 2007, Pharmacopeia, Inc. (the “Company”) issued a press release announcing its financial results for the quarterly period and six months ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On August 2, 2007, the Company provided an update to the timeline for its clinical program for PS433540. The Phase 1 multiple ascending dose (MAD) study, designed to evaluate 14 days of treatment in healthy volunteers, commenced in April 2007. This study was designed to sequentially evaluate the 50, 100, 250 and 500 mg doses of PS433540, and is currently continuing with the 500 mg panel. The Company expects to report results of the MAD study in the third quarter of 2007. In addition, separate Phase 1 food effect and comparative bioavailability studies have been completed. The food effect study showed no clinically relevant difference in the pharmacokinetic profile of PS433540 when taken with or without food. The comparative bioavailability study showed that the bioavailability of PS433540 dosed as a capsule, which has been developed for use in Phase 2 clinical studies, is similar to that of a suspension, used in Phase 1. The Phase 1 angiotensin II challenge study was initiated in July 2007. Pharmacopeia expects results of the angiotensin II challenge study to be reported late in the third quarter or early in the fourth quarter of 2007. The endothelin challenge study is expected to start during the second half of 2007.

As a result of the positive preclinical and clinical data generated to date, and upon consultation with its Clinical Advisory Board, the Company decided to move up initiation of a Phase 2a hypertension clinical trial for PS433540. This trial is now planned to commence in the second half of 2007. The Company anticipates that the study will be completed and results reported in the first half rather than in the second half of 2008. The study is designed to validate the concept that PS433540 lowers blood pressure in hypertensives and to help establish the framework to initiate a second Phase 2 hypertension study in the first half of 2008. The objective of the Phase 2a study will be to establish initial tolerability and 24-hour efficacy of PS433540 in hypertensive subjects. The study is expected to enroll approximately 140 subjects and will be placebo controlled, using 2 dose levels of PS433540.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number
99.1	Press release dated August 2, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC

		By:	/s/ Brian M. Posner

Brian M. Posner, Executive Vice President, Chief
Financial Officer and Treasurer

Date:	August 2, 2007